UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2020 (February 4, 2020)
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Rockwell Automation, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12383	25-1797617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of principal executive offices, including zip code)
+1 (414) 382-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐ Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

a.	The annual meeting of shareowners of the Company was held on February 4, 2020. The final results of each of the matters submitted to a vote of shareowners at the annual meeting are set forth below.

b.	At the annual meeting, the shareowners:

i.	voted to elect four directors of the Company to a term expiring in 2023. Each nominee was elected by a vote of the shareowners as follows:

	Affirmative Votes	Votes Withheld	Broker Nonvotes
Steven R. Kalmanson	83,038,085	2,308,970	12,945,039
James P. Keane	83,284,908	2,062,147	12,945,039
Pam Murphy	84,862,776	484,279	12,945,039
Donald R. Parfet	84,694,440	652,615	12,945,039

ii.
voted on a proposal to approve on an advisory basis the compensation of the Company's named executive officers as set forth in the Company's proxy statement for the February 4, 2020 annual meeting. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

Affirmative votes	73,857,222
Negative votes	7,872,970
Abstentions	3,616,863
Broker Nonvotes	12,945,039

iii.
voted on a proposal to approve the selection by the Audit Committee of the Company's Board of Directors of the firm of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2020. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	92,598,140
Negative votes	5,304,990
Abstentions	388,964

iv.	voted on a proposal to approve the Rockwell Automation, Inc. 2020 Long-Term Incentives Plan. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	73,034,843
Negative votes	8,751,845
Abstentions	3,560,367
Broker Nonvotes	12,945,039

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/S/ REBECCA W. HOUSE
Rebecca W. House
Senior Vice President, Chief Legal Officer and Secretary
Date: February 7, 2020